                                                                    EXHIBIT 10.5

                                                                     May 4, 1995

Ms. Pamela E. Flynn
Senior Vice President
NationsBanc Leasing Corp.
767 Fifth Avenue
New York, NY 1015300083

Dear Pam:

     As discussed, in accordance with Article 4.1(a) of the Equipment Lease Agreement dated as of June 25, 1992 between NationsBanc Leasing Corporation of Georgia and First Brands Corporation, First Brands hereby notifies you of its intent to exercise the 'Early Purchase Option.'

     As also discussed, we would like to defer payment under this option until July 5, 1995. The payment to be made on that date would include interest from June 25th.

     Please confirm receipt of this notice, the payment due and applicable interest at your earliest convenience.

                                          Sincerely

                                                    /s/ R. J. MOSBACK
                                           .....................................
                                                     (R. J. MOSBACK)

RJM/pmm
cc: D. A. DeSantis
    J. B. Ipe



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                        NATIONSBANC LEASING CORPORATION
                                 P. O. BOX 4431
                             ATLANTA, GA 30302-4431
                                TEL 404 270-8400

                                                                   June 23, 1995

R. J. Mosback
Assistant Treasurer
First Brands
83 Wooster Heights Road
Danbury, CT 06813-1911

Dear Mr. Mosback:

     The payoff amount, per your request, for the 1992 Production Line Gladlock Plastic Bag Equipment (Customer number 2500200, unit number 0641416) is as follows:

Remaining Principal Balance.................................................   $ 9,786,203.07
Outstanding Invoice due 7/1/95..............................................       405,592.44
Interest @ 7.95% from 7/1 - 7/5.............................................        10,805.60
                                                                               --------------
Payoff Amount...............................................................   $10,202,601.11

     Funds may be wired to:

Bank.................................................   NationsBank of Georgia
ABA #................................................   062-0000-52
Deposit Acct #.......................................   043-91-132
Acct Name............................................   NationsBanc Leasing Corporation
Attn. ...............................................   Azzam Hoossainy

     Upon receipt of the $10,202,601.11, we will complete the necessary documentation releasing our interest in the Collateral.

     If you need further assistance, I can be reached at (404) 270-8410.

                                          Sincerely,

                                                    /s/ JOANNE A. DICKS
                                           .....................................
                                                    (JOANNE A. DICKS)
                                                (ASSISTANT VICE PRESIDENT)

                    A subsidiary of NationsBank Corporation